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                       FIRST NIAGARA FINANCIAL GROUP, INC.

                          FORM OF EMPLOYMENT AGREEMENT

                                      WITH

                                 ---------------

                  This AGREEMENT, dated as of ___________ ("Effective Date"), is between FIRST NIAGARA FINANCIAL GROUP, INC., a Delaware corporation with its executive offices at 6950 South Transit Road, P.O. Box 514, Lockport, NY 14095-0514 (the "Corporation"), and _____________, an individual residing at ___________________________ (the "Executive").



                                    RECITALS:

                  a. The Executive has been employed by the Corporation or an Affiliate and will continue to be employed by the Corporation as its ___________________

                  b. The Corporation and the Executive desire to set forth the terms upon which the Executive will continue to be employed by the Corporation.

                  NOW, THEREFORE, in consideration of the promises and of the covenants contained in this Agreement, the Corporation and the Executive agree as follows:

                        1.    Definitions.

                        (a) An "Affiliate" of, or a Person "Affiliated" with, a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under current control with, the Person specified.

                        (b) "Board of Directors" or "Board" means the Board of Directors of the Corporation.

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                        (c)   "Cause" means a finding by the Board of Directors
       that any of the following conditions exist:

                              (i)   The Executive's willful and continued
                        failure substantially to perform his duties under this Agreement (other than as a result of Disability) that is not or cannot be cured within 30 days of the Corporation giving the Executive notice of the failure to so perform. In the case of a termination by the Corporation within 6 months after a Change in Control, no act or failure to act will be deemed "willful" unless effected by the Executive not in good faith and without a reasonable belief that his action or failure to act was in or not opposed to the Corporation's best interests.

                              (ii) A willful act or omission by the Executive constituting dishonesty, fraud or other malfeasance, and any act or omission by the Executive constituting immoral conduct, which in any such case is injurious to the financial condition or business reputation of the Corporation.

                              (iii) The Executive's indictment for a felony
                        offense under the laws of the United States or any state.

                              (iv) Breach by the Executive of any restrictive covenant in Sections 12 and 13.

                        The Executive will not be deemed to have been terminated for Cause until there has been delivered to him a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the Board at a meeting called and held for that purpose (after reasonable notice to the Executive and an opportunity for the Executive, with his counsel, to be heard before the Board), stating that in the good faith opinion of the Board the Executive has engaged in conduct described above and specifying the particulars in detail.

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                        (d)   "Change in Control" means:

                              (i) Any acquisition or series of acquisitions by any Person other than the Corporation, any of its Affiliates, any employee benefit plan of the Corporation or any of its Affiliates, or any Person holding common shares of the Corporation for or pursuant to the terms of such an employee benefit plan, that

                                    (A)  results in that Person becoming the
                              beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Corporation representing 25% or more of either the then outstanding shares of the common stock of the Corporation ("Outstanding Corporation Common Stock") or the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of Directors of the Corporation ("Outstanding Corporation Voting Securities"), except that any such acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities will not constitute a Change in Control while that Person does not exercise the voting power of its Outstanding Corporation Common Stock or otherwise exercise control with respect to any matter concerning or affecting the Corporation, or Outstanding Corporation Voting Securities, and promptly sells, transfers, assigns or otherwise disposes of that number of shares of Outstanding Corporation Common Stock necessary to reduce its beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the Outstanding Corporation Common Stock to below 25%,

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                                    (B)  results in a change in control of the
                              Corporation within the meaning of the Home Owners' Loan Act and the Rules and Regulations of the Office of Thrift Supervision (or its predecessor agency) under that Act, or

                                    (C)  would be required to be reported in
                              response to Item 1(a) of the current report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act;

                              (ii) At the time when, during any period not longer than 24 consecutive months, individuals who at the beginning of that period constitute the Board cease to constitute at least a majority of the Board, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least 2/3rds of the Board members then still in office who were Board members at the beginning of that period (including, for these purposes, new members whose election or nomination was so approved);

                              (iii) Approval by the stockholders of the
                        Corporation of

                                    (A)  a dissolution or liquidation of the
                              Corporation,

                                    (B)  a sale of all or substantially all of
                              the assets or earning power of the Corporation, taken as a whole (with the stock or other ownership interests of the Corporation in any of its Affiliates constituting assets of the Corporation for this purpose) to a Person that is not an Affiliate of the Corporation (for purposes of this paragraph, "sale" means any change of ownership), or

                                    (C)  an agreement to merge or consolidate or
                              otherwise reorganize, with or into one or more Persons that are not Affiliates of the Corporation, as a result of which less than 75% of the

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                              outstanding voting securities of the surviving or
                              resulting entity immediately after any such merger, consolidation or reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such merger, consolidation or reorganization (assuming for purposes of that determination that there is no change in the record ownership of the Corporation's securities from the record date for that approval until that merger, consolidation or reorganization and that those record owners hold no securities of the other parties to that merger, consolidation or reorganization), but including in that determination any securities of the other parties to that merger, consolidation or reorganization held by Affiliates; or

                              (iv) A tender offer is made for 25% or more of the Outstanding Corporation Voting Securities and the shareholders owning beneficially or of record 25% or more of the Outstanding Corporation Voting Securities have tendered or offered to sell their shares pursuant to that tender offer, at the time those shares have been accepted by the tender offer.

                              (v) However, a Change in Control will not be deemed to have occurred under any of the preceding subparagraphs if the action (agreement, acquisition or other) also is approved by a majority of the Board, the Corporation or an Affiliate is the resulting entity, and at least 51% of the ownership of voting control of the Corporation, under any of the preceding subparagraphs, remains unchanged from that ownership immediately prior to such action.

                        (e) "Code" means the Internal Revenue Code of 1986, as amended.

                        (f) "Corporation" means, collectively, First Niagara Financial Group, Inc. and its Affiliates, except for purposes of subsection (d) or where the context clearly

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       requires otherwise. For example, payments made by an Affiliate are considered payments made by the Corporation.

                     (g) "Disability" means long term disability as defined in the Corporation's long term disability policy covering the Executive, or if the Executive is not covered by any such policy, Disability of the Executive will be determined by a qualified independent physician selected by the Executive and the Corporation. If they cannot agree, each will select such a physician and those two physicians will select a third physician who will make the determination. The physician's written determination to the Corporation and to the Executive will be conclusive. In the event of his Disability, the Executive will cease to be employed on the last day of the month in which the Executive's disability is determined in accordance with the Corporation's policy, by written agreement of the Executive and the Corporation, or by the written determination of the physician, as the case may be.

                     (h)    "Good Reason" means:

                            (i) A significant reduction in the scope of the Executive's duties.

                            (ii) Removal from, or failure to re-elect the Executive to, the position of ___________________________.

                            (iii) However, if best practices of the industry as expressed in guidelines issued by the National Association of Corporate Directors (including as set forth as of the date of this Agreement in the Board Credo) or regulations of the National Association of Securities Dealers' National Market System (or regulation of another exchange on which the Corporation's stock is listed) or applicable regulatory supervision requires an outside director be Chairman, that the positions cannot be held by the same person, or some other similar determination relating to the 3

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                     positions described in (ii), the failure then to elect or
                     the action then to remove the Executive as ___________ will not be deemed Good Reason.

                            (iv) A requirement, in the Executive's reasonable judgment, that the services required to be performed by the Executive would necessitate the Executive moving his residence from within 50 miles of the Lockport, New York area.

                            (v) A material breach of this Agreement by the Corporation that is not or cannot be cured within 30 days of the Executive giving the Corporation notice of the breach.

                     (i) "Person" has the meaning given that term in Sections 13(d) and 14(d) of the Exchange Act, but excluding any Person described in and satisfying the conditions of Rule 13d-1(b)(1) of Section 13.

                     2. Employment; Duties. Subject to the terms and conditions set forth in this Agreement, the Corporation agrees to employ the Executive, and the Executive accepts employment, as _________________ of the Corporation, in full charge of the operation of its business and affairs, subject to the provisions of the by-laws of the Corporation in respect of the duties and responsibilities assigned from time to time by the Board of Directors to the ___________________________, and subject also at all times to the control of the Board of Directors. Subject to the yearly election by the Board of Directors in the exercise of its judgment and consistent with the other provisions of this Agreement, the Executive will continue to be elected to the position of __________________________. The Executive will perform those duties and discharge those responsibilities as are commensurate with his position, and as the Board of Directors may from time to time reasonably direct, recognizing the executive nature and scope of the Executive's employment. The Executive agrees to perform his duties and discharge his responsibilities in a faithful manner and to the best of his ability and to use all reasonable efforts to promote the interests of the Corporation. The Executive may not accept other gainful employment except with the prior consent of the Board of Directors. With the prior

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consent of the Board of Directors, the Executive may become a director, trustee or other fiduciary of other corporations, trusts or entities.

                     3.     Compensation.

                     (a) Salary. During the term of the Executive's employment under this Agreement, the Executive will receive a base salary at the rate of $_________ per year, payable in at least equal monthly installments. On an annual basis, the Board of Directors, in good faith, will review the base salary of the Executive to consider appropriate increases, but not decreases, in the base salary.

                     (b) Incentive Programs. During the term of the Executive's employment under this Agreement, the Executive will be entitled to receive an annual cash bonus from the Corporation calculated pursuant to the Corporation's incentive programs for all executive officers of the Corporation in effect from time to time. The Board of Directors, in its discretion, may award bonuses to the Executive in addition to those provided for above, as it may from time to time determine.

                     (c) Withholding. The Corporation will deduct or withhold from all salary and bonus payments, and from all other payments made to the Executive, all amounts that may be required to be deducted or withheld under any applicable Social Security contribution, income tax withholding or other similar law now in effect or that may become effective during the Executive's employment.

                     4. Other Benefits and Terms. During the term of the Executive's employment under this Agreement, the Executive will be entitled to the following other benefits and terms:

                     (a) The Executive will be entitled to participate in any health and medical benefit plans, any pension, profit sharing and retirement plans, and any insurance policies or programs from time to time offered to executive employees of comparable

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       status to the Executive who are employed by the Corporation. These plans, policies and programs are subject to change at the sole discretion of the Corporation.

                     (b) The Executive will be entitled to any other fringe benefit from time to time offered to executive employees of comparable status to the Executive who are employed by the Corporation.

                     5. Vacations. The Executive will be entitled to annual paid vacation in accordance with the policies established by the Board of Directors for executive employees and to voluntary leaves of absence, with or without pay, from time to time at the times and conditions as the Board of Directors may determine in its discretion, but not less than the vacation and leave to which he is entitled on the date of this Agreement, which, in the case of the annual amount of vacation, is ____ weeks each calendar year.

                     6. Reimbursement for Expenses. The Corporation, in accordance with the policies and procedures applicable to executive officers of the Corporation, will reimburse the Executive for expenses the Executive may reasonably incur from time to time on behalf of and at the request of the Corporation in the performance of his responsibilities and duties including, but not limited to, professional dues and attendance at professional conferences. The Executive must account for these expenses as required under these policies and procedures.

                     7. Period of Employment. The period of employment of the Executive under this Agreement is the period beginning on the Effective Date and ending 36 months after the Effective Date. However, on the expiration of the initial 12 month period after the Effective Date, and on the expiration of each 12 month period after that date (that date and expiration of each 12 month period after that date is referred to as the "Renewal Date"), unless previously terminated, the term will be automatically extended for 12 months, unless prior to the July 1 immediately preceding the Renewal Date the Corporation gives notice to the Executive that the Agreement will not be so extended.

              Notwithstanding the foregoing:

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                     (a)    The Executive's employment will terminate
       automatically upon the death or Disability of the Executive, subject to the duty of the Corporation to provide reasonable accommodation under the Americans with Disabilities Act.

                     (b) The Corporation, at its sole option, may terminate the Executive's employment at any time and for any reason by delivering written notice to the Executive at least 60 days prior to the effective date of the termination.

                     (c) The Corporation, at its sole option, may terminate the Executive's employment at any time for Cause by delivering a written notice to the Executive on or prior to the effective date of the termination.

                     (d) The Executive, at his sole option, may terminate his employment for Good Reason by providing written notice to the Corporation at least 60 days prior to the effective date of the termination of employment specified in the notice.

                     (e) The Executive, at his sole option, may terminate his employment absent Good Reason by providing written notice to the Corporation at least 60 days prior to the effective date of the termination of employment specified in the notice.

              Any notice of termination of employment given by a party must specify the particular termination provision of this Agreement relied upon by the party and must set forth in reasonable detail the facts and circumstances that provide a basis for the termination.

                     8. Benefits upon Termination. The Corporation will provide the following benefits upon the termination of the Executive's employment with the Corporation.

                     (a) Upon Termination by the Corporation or by the Executive with Good Reason. Upon the Executive's termination of his employment for Good Reason or the Corporation's termination of the Executive's employment for any reason other than Cause, the Corporation will provide the following:

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                    (i)    Salary and Fringe Benefits. The Executive will
               receive his salary and health, medical and life insurance benefits in effect on the date of either the Corporation's or the Executive's receipt of a notice of termination from the other party for a period of ___ months beginning with the month next following the month in which the Executive's employment terminates. If the Executive dies, the balance of the salary payments will be made to his spouse, if surviving, or if not, to the Executive's estate in addition to any other benefits payable under this Agreement on the Executive's death.

                    (ii) Bonus. The Executive will receive a monthly cash bonus for the ___month period. The monthly bonus will be paid at the rate of the average annual bonus received by the Executive for the Corporation's prior __ full fiscal years, divided by 12.

                    (iii) Accrued Vacation. The Executive will receive payment for accrued but unused vacation, which payment will be equitably prorated based on the period of active employment for that portion of the fiscal year in which the Executive's termination of employment becomes effective. Payment for accrued but unused vacation will be payable in one lump sum on the effective date of the termination of employment.

                    (iv) For purposes of the Executive's rights to continuation of health and medical benefits under applicable law, state or federal ("COBRA"), the "qualifying event" will be deemed to have occurred at the end of the period during which health and medical benefits are provided under Section 8(a), unless the Corporation's agreements with third party insurers or providers does not permit this extended beginning date of an employee's COBRA rights.

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               (b)  Upon Termination by the Executive Absent Good Reason or by
     the Corporation for Cause. Upon the Executive's termination of his employment absent Good Reason or by the Corporation for Cause, the Corporation will provide only the following:

                    (i) Salary and Benefits. The Executive will receive his salary and fringe benefits, but not bonus, through his termination date.

                    (ii) Accrued Vacation. The Executive will receive payment for accrued but unused vacation, which payment will be equitably prorated based on the period of active employment for that portion of the fiscal year in which the Executive's termination of employment becomes effective. Payment for accrued but unused vacation will be payable in one lump sum on the effective date of the termination of employment.

               (c) Upon Termination for Disability. Upon termination of the Executive's employment because of Disability, the Corporation will provide the following:

                    (i) Salary. The Executive will receive his salary in effect on the date immediately before the Disability for the greater of (A) the remaining term of this Agreement or (B) 6 months, in either case reduced by any disability insurance payments made to the Executive during the period on policies of insurance maintained and paid for by the Corporation and by any continuing salary payments paid under any other provision of this Agreement.

                    (ii) Bonus. The Executive will receive a pro-rata bonus for the fiscal year in which his Disability begins, based on his period of active employment in that fiscal year. Payment will be made at the time and in

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               the form as other executives receive their bonus payments for that fiscal year.

                    (iii) Fringe Benefits. The Executive will receive the fringe benefits provided by the Corporation under its executive disability policy in effect on the date his Disability begins.

                    (iv) Accrued Vacation. The Executive will receive payment for accrued but unused vacation, which payment will be equitably prorated based on the period of active employment for that portion of the fiscal year in which the Executive's Disability begins. Payment for accrued but unused vacation will be payable in one lump sum on the date the Disability begins (or as soon after that as practicable).

               (d) Upon Termination for Death. Upon termination of the Executive's employment because of death, the Corporation will provide the following:

                    (i) Salary. The Executive's spouse, if surviving, or if not, the Executive's estate, will receive the Executive's salary in effect on the date immediately before his death through the end of the calendar month in which the Executive died.

                    (ii) Bonus. The Executive's spouse, if surviving, or if not, the Executive's estate, will receive a pro-rata bonus for the fiscal year in which he dies, based on the Executive's period of active employment for that fiscal year. Payment will be made at the time and in the form as other executives receive their bonus payments for that fiscal year.

                    (iii) Accrued Vacation. The Executive's spouse, if surviving, or if not, the Executive's estate, will receive payment for accrued but unused vacation, which payment will be equitably prorated based on the period of active employment for that portion of the fiscal year in which the

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               Executive dies. Payment for accrued but unused vacation will be payable in one lump sum on the date of the Executive's death (or as soon thereafter as practicable).

               (e) Upon Termination Following a Change in Control. Upon the Executive's termination of employment by the Corporation without Cause or the Executive's termination of employment for Good Reason, in either case within 12 months following a Change in Control, all payments due the Executive under subsection (a) will be paid in a lump sum within 30 days following that termination of employment.

               (f) Reduction in Fringe Benefits. Fringe benefits under this Section will be reduced to the extent practicable for any similar fringe benefits provided by and available to the Executive from any subsequent employer but will not be limited by the terms of any fringe benefit of a subsequent employer.

               9. Effect of Regulatory Actions. Any actions by the Corporation under this Agreement must comply with the law, including regulations and other interpretive action, of the Federal Deposit Insurance Act, Federal Deposit Insurance Corporation and Office of Thrift Supervision, or other entities that supervise any of the activities of the Corporation ("regulatory entities"). For example, any default of the Corporation caused by action of the regulatory entities or their rules, including the suspension or limitation of payments, will not be considered a breach of this Agreement by the Corporation; and any action by the regulatory entities preventing the Executive from participating in the conduct of the Corporation's business will terminate the Corporation's obligations under this Agreement without being considered a breach of the Agreement.

               10. Non-exclusivity of Rights. Except as otherwise specifically provided, nothing in this Agreement will prevent or limit the Executive's continued or future participation in any benefit, incentive, or other plan, practice, or program provided by the Corporation and for which the Executive may qualify. Any amount of vested benefit or any amount to which the Executive is otherwise entitled under any plan, practice, or program of the

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Corporation will be payable in accordance with the plan, practice, or program, except as specifically modified by this Agreement.

               11. No Obligation to Seek Other Employment. The Executive will not be obligated to seek other employment or to take other action to mitigate any amount payable to him under this Agreement.

               12.  Confidential Information.

               (a) The Executive will hold in a fiduciary capacity for the benefit of the Corporation all secret or confidential information, knowledge or data relating to the Corporation and its respective businesses, that was obtained by the Executive during the Executive's employment by the Corporation ("Confidential Information") and that will not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Corporation, the Executive, without prior written consent of the Corporation, will not communicate or divulge any such information, knowledge or data to anyone other than the Corporation and those designated by it. In addition, to the extent the Executive is a party to any other agreement relating to non-competition, confidential information, inventions or similar matters with the Corporation, the Executive will continue to comply with the provisions of those agreements.

               (b) The Executive's obligations under subsection (a) will not apply with respect to Confidential Information that (a) was in the public domain at or subsequent to the time it was communicated to the Executive by the Corporation through no fault of the Executive; (b) was rightfully in the Executive's possession free of any obligation of confidence at or subsequent to the time it was communicated to the Executive by the Corporation, (c) was developed by employees or agents of the Executive's independently of and without use of any Confidential Information of the Corporation; or (d) was communicated by the Executive to an unaffiliated third party free of any obligation of confidence. A disclosure of Confidential Information (a) in response

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         to a valid order by a court or other governmental body, (b) otherwise required by law, or (c) necessary to establish the rights of either party under this Agreement will not be considered to be a breach of this Agreement or a waiver of confidentiality for other purposes; but the Executive must provide prompt written notice of the disclosure to enable the Corporation to seek a protective order or otherwise prevent that disclosure.

                 (c) The Executive agrees that, except as required by his duties with the Corporation or as authorized by the Corporation in writing, the Executive will not use or disclose to anyone at any time, regardless of whether before or after the Executive ceases to be employed by the Corporation, any of the Confidential Information obtained by him in the course of his employment with the Corporation.

                 13. Non-Competition.

                 (a) In consideration of the compensation and other benefits to be paid to the Executive during the term of and in connection with this Agreement, the Executive agrees that, beginning on the date of this Agreement and continuing until the Covenant Expiration Date (defined below), he will not directly or indirectly, for his own account or as agent, employee, officer, director, trustee, consultant, partner, stockholder, member of any firm or equity owner of any corporation or any other entity, (i) own or participate in any such entity that, in the Restricted Territory, is in the business conducted by the Corporation or any other business activity that is directly or indirectly competitive with the business conducted by the Corporation or any Affiliate at the Reference Date (except that he may own directly or indirectly interests constituting less than 5% of any class of interests of any entity that is in such competition with the Corporation or any Affiliate), (ii) otherwise engage or attempt to engage, in the Restricted Territory, in the business conducted by the Corporation or any other business activity that is directly or indirectly competitive with the business conducted by any Affiliate at the Reference Date, (iii) employ or solicit the employment of any person who is employed by the Corporation or any Affiliate at the Reference Date or at any time during the 6 month period preceding

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         the Reference Date, except that the Executive may employ or solicit the employment of any person whose employment with the Corporation, or any Affiliate has terminated for any reason (without any interference from the Executive) and who has not been employed by the Corporation or any Affiliate for at least 6 months, (iv) canvass or solicit business in competition with any business conducted by the Corporation or any Affiliate at the Reference Date from any person or entity who during the 6 month period preceding the Reference Date has been a customer of the Corporation or any Affiliate, or (v) willfully dissuade or discourage any person or entity from using, employing or conducting business with the Corporation or any Affiliate. However, in the case of the Executive's termination of employment by the Corporation without Cause or by the Executive for Good Reason, (i) and (ii) will not apply after the Termination Date; and in the case of the Executive's termination of employment by the Corporation with Cause, the Board, in its deliberations at the meeting required to be called under Section 1(c), will determine whether or not (i) and (ii) will apply, taking into account the circumstances of the Cause.

                 (b) Reasonableness of Limitations. The Executive acknowledges, warrants, represents and agrees that the restrictive covenants contained in this Section are necessary for the protection of the Corporation's legitimate business interests and are reasonable in scope and content. The Executive acknowledges that the territorial, time and other limitations of this Agreement are reasonable and properly required for the adequate protection of the business and affairs of the Corporation, and, if any such territorial, time or other limitations is found to be unreasonable by a court of competent jurisdiction, the Executive agrees (i) to the reduction of any of that territorial, time or other limitation, or all of them, to an area, period or other wise as that court may determine to be reasonable and (ii) that all of the other provisions of this Agreement will remain valid, binding and in full force and effect.

                 (c) Definitions.

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                                  (i)   "Covenant Expiration Date" means the
                           date that is 12 months after the Termination Date.

                                  (ii) "Reference Date" means (A) for purposes of applying the covenants in subsection (a) at any time prior to the Termination Date, the then current date, or (B) for purposes of applying the covenants in subsection (a) at any time on or after the Termination Date, the Termination Date.

                                  (iii) "Restricted Territory" means anywhere
                           the Corporation or any Affiliate conducts, or has immediate plans of which the Executive is aware at the Reference Date to conduct, any business activity at the Reference Date.

                                  (iv)  "Termination Date" means the date of
                           termination of the Executive's employment with the Corporation. The Executive's employment will not be deemed to have terminated so long as the Executive continues to be employed or engaged as an employee or consultant of the Corporation or any Affiliate, even if that employment or engagement continues after the expiration of the term of this Agreement, whether pursuant to this Agreement or otherwise.

                           14. Breach, Remedies and Jurisdiction.

                           (a) Other Agreements. In addition to the obligations under Sections 12 and 13, the Executive will execute any documents relating to confidentiality, non-solicitation, and non-competition as required generally by the Corporation of its executive officers. Nothing in this Agreement will be construed as modifying any provisions of those agreements or documents. In the case of any inconsistency between those agreements and documents and this Agreement, the broader provision will prevail. In no event will an asserted violation of the provisions of this Section constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement, except if the Executive materially breaches Section 12 or 13 or a covenant not to compete or confidentiality provision in any such agreement or document, that breach will be considered a material breach of this Agreement.

                 (b) Remedies. The Executive agrees that, because irreparable damage could result from his breach of the covenants in Sections 12 and 13, in addition to all other remedies available to the Corporation, the Corporation will have the remedies of a restraining order, injunction or other equitable relief to enforce the provisions these Sections. The Executive consents to jurisdiction in Niagara or Erie County, New York on the date of the commencement of any action for purposes of any claims under these Sections. In addition, the Executive agrees that the issues in any action brought under either these Sections will be limited to claims under that Section, and all other claims or counterclaims under other provisions of this Agreement will be excluded.

                 15. Indemnification. The Corporation will provide the Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, and will indemnify the Executive (and his heirs, executors and administrators) to the fullest extent permitted under, and subject to the terms and conditions under, federal law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Corporation (whether or not he continues to be a director or officer at the time of incurring those expenses or liabilities). Those expenses and liabilities include, but are not limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements (these settlements must be approved by the Board). If such an action, suit or proceeding is brought against the Executive in his capacity as an officer or director of the Corporation, however, that indemnification will not extend to matters as to which the Executive is finally adjudged to be liable for gross negligence or willful misconduct in the performance of his duties.

              16. Successors. This Agreement is personal to the Executive and may not be assigned by the Executive other than by will or the laws of descent and distribution. This Agreement will inure to the benefit of and be enforceable by the Executive's legal representatives or successors in interest. The Executive may designate a successor or successors in interest to receive any amounts due under this Agreement after the Executive's death. A designation of a successor in interest must be made in writing, signed by the Executive, and delivered to the Employer pursuant the Notice provisions of this Agreement. Except as otherwise provided in this Agreement, if the Executive has not designated a successor in interest, payment of benefits under this Agreement will be made to the Executive's estate. This Section will not supersede any designation of beneficiary or successor in interest made by the Executive or provided for under any other plan, practice, or program of the Employer.

              This Agreement will inure to the benefit of and be binding upon the Corporation and its successors and assigns.

              The Corporation will require any successor (whether direct or indirect, by acquisition of assets, merger, consolidation or otherwise) to all or substantially all of the operations or assets of the Corporation or any successor and without regard to the form of transaction used to acquire the operations or assets of the Corporation, to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no succession had taken place. "Corporation" means the Corporation and any successor to its operations or assets as set forth in this Section that is required by this clause to assume and agree to perform this Agreement or that otherwise assumes and agrees to perform this Agreement.

              17. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or a breach of it, must be settled by final and binding arbitration administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction over it. The arbitration must take place in Buffalo, New York. The arbitration must be conducted before 3 arbitrators.

               18. Benefit Claims. If the Executive, or his beneficiaries, as the case may be, and the Corporation disagree as to their respective rights and obligations under this Agreement, and the Executive or his beneficiaries are successful in establishing, privately or otherwise, that his or their position is substantially correct, or that the Corporation's position is substantially wrong or unreasonable, the Corporation will pay all costs and expenses, including counsel fees, the Executive or his beneficiaries may incur in connection with the disagreement directly to the provider of the services or as otherwise may be directed by the Executive or his beneficiaries. Except as otherwise specifically provided in this Agreement, the Corporation will not delay or reduce the amount of any payment provided for under this Agreement or setoff or counterclaim against any such amount for any reason whatsoever; because it is the intention of the Corporation and the Executive that, except as otherwise specifically provided in this Agreement, the amounts payable to the Executive or his beneficiaries under this Agreement will continue to be paid in all events in the manner and at the times provided in this Agreement. Except as otherwise specifically provided in this Agreement, all payments made by the Corporation under this Agreement will be final and the Corporation will not seek to recover all or any part of any portion of any payments under this Agreement for any reason.

               19. Failure, Delay or Waiver. No course of action or failure to act by the Corporation or the Executive will constitute a waiver by the party of any right or remedy under this Agreement, and no waiver by either party of any right or remedy under this Agreement will be effective unless made in writing.

               20. Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be enforceable under applicable law. However, if any provision of this Agreement is deemed unenforceable under applicable law by a court having jurisdiction, the provision will be unenforceable only to the extent necessary to make it enforceable without invalidating the remainder of it or any of the remaining provisions of this Agreement.

               21. Notice. All written communications to parties required hereunder must be in writing and (a) delivered in person, (b) mailed by registered or certified mail, return receipt requested, (such mailed notice to be effective 4 days after the date it is mailed) or (c) sent by facsimile transmission, with confirmation sent by way of one of the above methods, to the party at the address given below for the party (or to any other address as the party designates in a writing complying with this Section, delivered to the other party):

            If to the Corporation:

                     First Niagara Financial Group, Inc.
                     6950 South Transit Road
                     P.O. Box 514
                     Lockport, NY 14095-0514

                     Attention:   Chairman of the Executive Committee
                                  of the Board of Directors

                     Telephone:   716-625-7676
                     Telecopier:  716-625-8673

            with a copy to:

                     __________________

                     __________________

                     __________________

                     Telephone:       __________
                     Telecopier:      __________

            If to the Executive:

                     __________________

                     __________________

                     __________________

                     Telephone:       __________
                     Telecopier:      __________
              with a copy to:

                     _________________________________

                     _________________________________

                     _________________________________
                     Attention:   ____________________
                     Telephone:   (   ) ___-____
                     Telecopier:  (   ) ___-____


                     22. Miscellaneous. This Agreement (a) may not be amended, modified or terminated orally or by any course of conduct pursued by the Corporation or the Executive, but may be amended, modified or terminated only by a written agreement duly executed by the Corporation and the Executive, (b) is binding upon and inures to the benefit of the Corporation and the Executive and each of their respective heirs, representatives, successors and assignees, except that the Executive may not assign any of his rights or obligations pursuant to this Agreement, (c) constitutes the entire agreement between the Corporation and the Executive with respect to the subject matter of this Agreement, and supersedes all oral and written proposals, representations, understandings and agreements previously made or existing with respect to such subject matter, and (d) will be governed by, and interpreted and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

                     23. Termination of this Agreement. This Agreement will terminate when the Corporation has made the last payment provided for under it. However, the obligations set forth under Section 12 and 13 will survive any termination and will remain in full force and effect. Without the written consent of the Executive, the Corporation has no right to terminate this Agreement prior to the date of the last payment.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


CORPORATION:

                                  By: __________________________________________
                                  ______________
                                  Director/Chairman of the Executive Committee


EXECUTIVE:

                                  ______________________________________________
                                                __________________